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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                 CURRENT REPORT
                         Pursuant to Section 13 of the
                        Securities Exchange Act of 1934

                                 June 3, 1997
                       (Date of earliest event reported)

                             ROHM AND HAAS COMPANY
               (Exact name of registrant as specified in charter)


         Delaware                    1-3507                   23-1028370
(State of Incorporation)          (Commission               (IRS Employer
                                  File Number)            Identification No.)

100 Independence Mall West, Philadelphia, Pennsylvania          19106
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number including area code..............(215) 592-3000



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Item 5. Other Events

        In connection with its updating of its Medium Term Note program, Rohm and Haas Company is filing the form of the Distribution Agreement and the forms of Notes.


Item 7. Financial Statements and Exhibits

        (c)     Exhibits:

                (1)     Form of Distribution Agreement

                (4)     Forms of Notes
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ROHM AND HAAS COMPANY
                                             (Registrant)


                                        /s/ Fred W. Shaffer
                                        ----------------------------
                                        Fred W. Shaffer
                                        Vice President, Chief Financial Officer
                                        and Treasurer

Date: June 3, 1997
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                                EXHIBIT INDEX



1.1 Form of Distribution Agreement by and among the Company and Goldman Sachs & Co., Citicorp Securities, Inc. and J.P. Morgan Securities Inc.

4.1    Forms of Notes